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                                                          2
* State Street Bank and Trust Company is not authorized to conduct the business of a bank in the state of Missouri.

Exhibit 10.16(l)

                               CUSTODIAN AGREEMENT

     THIS AGREEMENT is made as of January 14, 2000, by and between EMPLOYERS REASSURANCE CORPORATION, a Kansas corporation with its principal place of business at 5200 Metcalf Avenue, Overland Park, Kansas 66202 (the "Company"), GREAT SOUTHERN LIFE INSURANCE COMPANY, a Texas corporation with its principal place of business at 1055 Broadway, Kansas City, Missouri 64105 ("Great Southern"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company* with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian").

                                   WITNESSETH:

         WHEREAS, the Company is the holder of record and the beneficial owner of certain assets (the "Account"); and

         WHEREAS, the Company desires to retain the Custodian to act as custodian of the assets of the Account, and the Custodian is willing to provide such services to the Company upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.       EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT.

         Pursuant to the authority of the Company as both beneficial and record owner of the Account, the Company hereby employs the Custodian as the custodian of the assets of the Account which are not held by (a) brokers, private bankers or other entities appointed by the Company to hold assets of the Company (each a "Local Agent"), and (b) entities which have advanced monies to the Company and which have received Account assets as security for such advance(s) (each a "Pledgee"). The Custodian shall not be responsible for any property of the Company not received and held by it or held by a Local Agent or Pledgee.

     The Custodian is instructed from time to time to employ one or more reputable sub-custodians located within the United States provided that the Custodian shall have obtained the written acknowledgment of the Company with respect to such employment. The Custodian is instructed from time to time to employ as sub-custodian the non-United States banking institutions located outside the United States as noted in Schedule A attached hereto (as amended by the Custodian from time to time by its delivery to the Company of an updated Schedule A). The Custodian shall have no more or less responsibility or liability to the Company on account of any actions or omissions of any such sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian shall not be liable for losses arising from the bankruptcy, insolvency or receivership of any sub-custodian. 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE ACCOUNT HELD BY THE CUSTODIAN IN THE UNITED STATES.

         A. Holding Investments. The Custodian shall hold and segregate for the account of the Company all
                  --------------------
                  non-cash property to be held by it in the United States other than (a) investments which are maintained pursuant to Section 2.G. in a clearing agency which acts as a securities depository or in the book-entry system authorized by the United States Department of the Treasury and certain federal agencies (each, a "U.S. Securities System") and (b) commercial paper of an issuer for which the Custodian acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to Section 2.H.

         B.        Fremont Business

                  1. The first deposit to this Account will be made by Commerce Bank of Kansas City, N.A. ("Commerce Bank") at the direction of the Company upon termination of the Escrow Agreement (Fremont Business) of July 1, 1996 between Commerce Bank, the Company and Great Southern. The amount of this first deposit will be the entire amount of assets contained in said Escrow Account, minus any fees due Commerce Bank as of the termination date of the Escrow Agreement.

                  2.       The Company will deposit to this Account all payments
                           received   by  the   Company   under  the   following
                           reinsurance agreements ("Treaties"):

                                    Coinsurance  Universal Life Reinsurance
                   Agreement of December 31, 1995 between the
                   Company and Fremont Life Insurance Company
                                    ("UL Treaty")

                  Coinsurance Annuity Reinsurance Agreement of
                     January 1, 1996 between the Company and
                    Fremont Life Insurance Company ("Annuity
                                    Treaty").

                  3. The Company will also deposit to this Account all payments, exclusive of the risk allowance, received by the Company under the following retrocession agreements ("Retro Contracts"):

                                    Modified Coinsurance  Universal Life and
                     Annuity Retrocession Agreement (Fremont
                   Business) of December 31, 1995 between the
                                    Company and Great Southern

                    Modified Coinsurance Annuity Retrocession
                                    Agreement (Fremont Business) of January
                                    1, 1996 between the Company and Great
                                    Southern

                  4. Except for those withdrawals permitted by the following paragraph, all withdrawals to this Account shall be made or approved by the Company. Withdrawals made or approved by the Company will be used by the Company for the purpose of making payments under the Treaties or the Retro Contracts.

                  8. For the purpose of administering the business covered by the Treaties and the Retro Contracts, without specific approval from the Company, Americo Life, Inc. ("Americo") may during each calendar quarter withdraw from this Account not more than $20,000,000 as a dual advance against the net balance due Fremont at the end of the same quarter under the Treaties and the balance due the Company at the end of the same quarter under the Retro Contracts. The Custodian is not responsible for obtaining approval from any party for withdrawals made by Americo in an aggregate amount of $20,000,000 or less during any calendar quarter.

                  6. The Custodian will have no responsibility for deciding when the deposits or withdrawals are to be made or for determining the required amounts thereof or for determining whether the assets are of a type which are acceptable to the Company.

         C. Delivery Of Investments. The Custodian shall release and deliver United States investments of the Account held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions (as defined below), which may be continuing instructions when deemed appropriate by the parties, and only as described in paragraph B. above or in the following cases:

     1. Upon sale of such investments for the account of the Company and receipt of payment therefor;

                  2. Upon the receipt of payment in connection with any repurchase agreement related to such investments entered into on behalf of the Company;

                  3. In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.G. hereof;

                  4. To the depository agent, against a receipt, in connection with tender or other similar offers for portfolio investments of the Account;

                  5. To the issuer thereof or its agent, against a receipt, when such investments are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

                  9. To the issuer thereof, or its agent, against a receipt, for transfer into the name of the Custodian or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.F. or into the name or nominee name of any subcustodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new investments are to be delivered to the Custodian.

                  7. Upon the sale of such investments for the account of the Company, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such investments prior to receiving payment for such investments except as may arise from the Custodian's own gross negligence or willful misconduct;

                  8.       For  exchange or  conversion  pursuant to any plan of
                           merger,       consolidation,        recapitalization,
                           reorganization or readjustment of the investments of the issuer of such investments, or pursuant to provisions for conversion contained in such investments, or pursuant to any deposit agreement, against a receipt; provided that, in any such case, the new investments and cash, if any, are to be delivered to the Custodian;

                  9. In the case of warrants, rights or similar investments, the surrender thereof in the exercise of such warrants, rights or similar investments or the surrender of interim receipts or temporary investments for definitive investments; provided that, in any such case, the new investments and cash, if any, are concurrently delivered to the Custodian or against a receipt;

                  10. For delivery in connection with any loans of Account investments made on behalf of the company, but only against receipt of adequate forms of collateral as agreed upon from time to time by the Company or its delegate, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system, the Custodian will not be held liable or responsible for the delivery of Account investments prior to the receipt of such collateral;

                  11. For delivery as security in connection with any borrowings by the Company requiring a pledge of Account assets;

                  12. For delivery in accordance with the provisions of any agreement among the Company, the Custodian and a broker-dealer which is a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with Account transactions by the Company;

     13. For delivery in accordance with the provisions of any agreement among the Company, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding deposits in connection with Account transactions by the Company;

                  14. Upon the sale of such investments and prior to receipt of payment therefor, but only as set forth in written Proper Instructions (such delivery in advance of payment shall be referred to herein as a "Free Trade"); and

                  15. For any other proper corporate purpose, but only upon receipt of Proper Instructions from the Company, specifying the investments to be delivered, setting forth the purpose for which such delivery is to be made, and naming the person or persons to whom delivery of such investments shall be made.

         D.       Registration  Of Investments.  United States  investments
                  held by the Custodian  (other than bearer
                  ----------------------------
                  investments) shall be registered in the name of the Company or in the name of any nominee of the Company or of any nominee of the Custodian which nominee shall be assigned exclusively with respect to the Account, or in the name or nominee name of any agent appointed pursuant to Section 2.F or in the name or nominee name of any sub-custodian appointed pursuant to
                  Section 1. All investments accepted by the Custodian on behalf of the Company under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Company directs the Custodian to maintain Account investments in "street name," the Custodian shall use reasonable efforts only to (a) timely collect income due to the Company on such investments and (b) notify the Company of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

          F. Collection Of Income. Subject to the provisions of Section 2.C., the Custodian shall collect on a
         ------------------------------
                  timely basis all income and other payments with respect to United States investments held hereunder to which the Company shall be entitled either by law or pursuant to custom in the investments business, and shall collect on a timely basis all income and other payments with respect to United States bearer investments of the Account if, on the date of payment by the issuer, such investments are held by the Custodian or its agent, and shall credit such income as collected to the Account. Income due on United States investments of the Account loaned pursuant to the provisions of Section 2.B.10. shall be the responsibility of the Company; the Custodian will have no duty or responsibility in connection therewith other than to provide the Company with such information or data in its possession as may be necessary to assist the Company in arranging for the timely delivery to the Custodian of the income to which the Company is properly entitled.

         F. Payment Of Account Monies. Upon receipt of Proper Instructions from the Company, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall, from Account monies, pay out such monies in the following cases only:

         1. Upon the purchase of United States investments, including options, futures contracts or options on futures contracts, for the Account, but only (i) against the delivery of such investments, including evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad as a custodian which has been designated by the Custodian as its agent for this purpose) registered in the name of the Company or in the name of a nominee of the Company or of the Custodian referred to in Section 2.C. hereof or in proper form for transfer; (ii) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.G. hereof; (iii) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.H.; (iv) in the case of repurchase agreements entered into between the Company and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (A) against delivery of the investments either in certificated form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such investments or (B) against delivery of the receipt evidencing purchase on behalf of the Company of investments owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such investments from the Company; or (v) for transfer to a time deposit account of the Company in any bank, whether in the United States or outside the United States, or any savings and loan; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank or savings and loan pursuant to Proper Instructions from the Company as defined in Section 6;

                  2. In connection with conversion, exchange or surrender of Account investments as set forth in Section 2.B. hereof;

                  3. For payment of the amount of dividends received in respect of Account investments sold short;

                  4. Upon the purchase of United States investments and prior to receipt of such investments, but only as set forth in written Proper Instructions (such payment in advance of delivery, along with delivery in advance of payment made in accordance with Section 2.B.14., as applicable, shall be referred to herein as a "Free Trade");

                  5. For the payment of any expense or liability incurred by the Company with respect to the Account, including but not limited to the following payments: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses thereof whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses; and

                  6. For any other proper purpose, but only upon receipt of Proper Instructions from the Company, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, and naming the person or persons to whom such payment is to be made.

         G. Appointment Of Agents. Upon prior written notice to the Company, the Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company to act as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct.

         H. Deposit Of Investments In U.S. Securities Systems. The Custodian may deposit and/or maintain United States investments of the Account in a U.S. Securities System in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and only to the extent applicable and subject to the following provisions:

         1. The Custodian may keep United States investments of the Account in a U.S. Securities System provided that such investments are represented in an account of the Custodian in the U.S. Securities System ("U.S. Securities System Account") which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                  2. The records of the Custodian with respect to United States investments of the Company which are maintained in a U.S. Securities System Account shall identify by book-entry those investments of the Account;

                  3. The Custodian shall pay for United States investments purchased for the Account upon (i) receipt of advice from the U.S. Securities
                           System that such investments have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the benefit of the Account. The Custodian shall transfer United States investments sold for the Account upon (i) receipt of advice from the U.S. Securities System that payment for such investments has been transferred to the U.S. Securities
                           System Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the benefit of the Account. Copies of all advices from the U.S. Securities System of transfers of United States Account investments shall identify the Company, be maintained for the Company by the Custodian and be provided to the Company at its request. The Custodian shall furnish the Company confirmation of each transfer to or from the Account in the form of a written advice or notice and shall furnish to the Company copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System with respect to the Account; and

                  4. The Custodian shall provide the Company with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding United States investments deposited in the U.S. Securities System.

         I. Account Assets Held In The Custodian's Direct Paper System. The Custodian may deposit and/or maintain Account investments in the Direct Paper System of the Custodian subject to the following provisions:

         1. No transaction relating to investments in the Direct Paper System will be effected in the absence of Proper Instructions from the Company;

                  2. The Custodian may keep Account investments in the Direct Paper System only if such investments are represented in an account of the Custodian in the Direct Paper System which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                  3. The records of the Custodian with respect to Account investments which are maintained in the Direct Paper System shall identify by book-entry such Account investments; and

                  4. The Custodian shall pay for investments purchased for the Account upon the making of an entry on the records of the Custodian to reflect such payment and transfer of investments to the Account. The Custodian shall transfer investments sold for the Account upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the Account.

         J. Segregated Account. The Custodian shall establish and maintain a segregated account or accounts
                  -------------------
                  for and on behalf of the Account, into which account or accounts shall be transferred cash and/or investments, including investments maintained in an account by the Custodian pursuant to Section 2.H. hereof (a) in accordance with the provisions of any agreement among the Company and a broker-dealer which is a member of the NASD (or any Futures Commission Merchant registered under the Commodity Exchange
                  Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Company, (b) for purposes of segregating cash or government investments in connection with options purchased, sold or written by the Company or commodity futures contracts or options thereon purchased or sold by the Company or short-sales, and (c) for other proper purposes set forth in written Proper Instructions.

         K. Proxies. The Custodian shall, with respect to the United States investments held by it hereunder, cause to be executed by the registered holder of such investments, if the investments are registered otherwise than in the name of the Company or a nominee of the Company, all proxies received by the Custodian without indication of the manner in which such proxies are to be voted, and shall deliver to the Company such proxies, all proxy soliciting materials received by the Custodian and all notices received relating to such investments.

         L. Communications Relating To Account Investments. Subject to the provisions of Section 2.C., the
                  ------------------------------------------------
                  Custodian shall transmit to the Company all written information (including, without limitation, pendency of calls and maturities of United States investments and expirations of rights in connection therewith and notices of exercise of call and put options written by the Company and the maturity of futures contracts purchased or sold by the Company) received by the Custodian from issuers of the United States investments being held for the Account. With respect to tender or exchange offers, the Custodian shall transmit to the Company all written information received by the Custodian from issuers of the United States investments whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Company desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Company shall notify the Custodian at least three United States business days prior to the date on which the Custodian is required to take such action; provided, however, that the Custodian will use reasonable efforts to take such action as the Company may request.

3. DUTIES OF THE CUSTODIAN WITH RESPECT TO CERTAIN PROPERTY OF THE ACCOUNT HELD OUTSIDE OF THE UNITED STATES.

         A. Assets To Be Held. The Custodian shall identify on its books as belonging to the Company, the non-United States investments of the Account held by each non-United States banking institution serving as a sub-custodian hereunder.

         B. Non-United States Securities Systems. Except as may otherwise be agreed upon in writing by the
                  ---------------------------------------
                  Custodian and the Company, non-United States assets of the Account held pursuant to this Agreement shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside of the United States (each a "Non-U.S. Securities System") only through arrangements implemented by the non-United States banking institutions serving as sub-custodians pursuant to the terms hereof (Non-U.S. Securities Systems and U.S. Securities Systems are collectively referred to herein as the "Securities Systems").

         C. Reports By Custodian. The Custodian will supply to the Company from time to time, as mutually
                  ---------------------
                  agreed upon, statements in respect of the investments and other assets of the Account held by non-United States banking institutions serving as sub-custodians, including but not limited to an identification of entities having possession of the investments and other assets of the Account and advices or notifications of any transfers of investments to or from each custodial account maintained by a non-United States banking institution for the Custodian on behalf of the Account indicating, as to securities acquired for the Account, the identity of the entity having physical possession of such investments.

         D. Transactions In Non-United States Custody Account. Except as otherwise provided in paragraph (1) of this Section 3.D., the provision of Sections 2.B. and 2.E. of this Agreement shall apply with any necessary changes to the non-United States investments of the Account held outside the United States by non-United States sub-custodians pursuant to this Agreement.

         1. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for investments received for the Account and delivery of investments maintained for the Account may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering investments to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such investments from such purchaser or dealer.

                  2. Investments maintained in the custody of a non-United States sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.C. of this Agreement, and the Company agrees to hold any such nominee harmless from any liability as a holder of record of such investments.

          F. Liability Of Non-United States Sub-Custodians. Each agreement pursuant to which the Custodian employs a non-United States banking institution as a non-United States sub-custodian shall require the institution to exercise reasonable care in the performance of its duties. At the election of the Company, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a non-United States banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Company has not been made whole for any such loss, damage, cost, expense, liability or claim.

4.       BANK ACCOUNTS.

     The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Company, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the Account. Funds held by the Custodian for the Account may be deposited by the Custodian to its credit as custodian in the banking department of State Street Bank and Trust Company or in such other banks or trust companies as it may in its discretion deem necessary or desirable. Such funds shall be deposited by the Custodian in its capacity as custodian and shall be withdrawable by the Custodian only in that capacity.

5.       ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY.

         A. The Custodian may in its discretion, without express authority from the Company:

                  1. Make payments to others for minor transactional expenses of handling investments or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Company;

                  2. Surrender investments in temporary form for investments in definitive form;

                  3. Endorse for collection, in the name of the Company, checks, drafts and other negotiable instruments; and

                  4. In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the investments and property of the Account except as otherwise directed by the Company.

 7.       PROPER INSTRUCTIONS.

     Proper Instructions as used herein means a writing signed or initialed on behalf of the Company by one or more person or persons as the Company shall have from time to time authorized, including Americo and Ohio Casualty under the circumstances described in Section 2.B. of this Agreement. Each such writing shall set forth the specific transaction or type of transaction involved. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Company shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Company accompanied by a detailed description of procedures approved by the Company and the Custodian, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any tri-party agreement which requires a segregated asset account in accordance with Section 2.I. The Custodian shall have no obligation to determine if any Proper Instructions received by it from the Company, or any action taken by it in accordance therewith, comply with the investment policies, restrictions or guidelines or statutory or regulatory requirements applicable with respect to the Account.

7.       EVIDENCE OF AUTHORITY.

     The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Company. The Custodian may receive and accept a copy of an instruction of the Company as conclusive evidence (a) of the authority of any person to act in accordance with such instruction and (b) of any determination or of any action by said party, in each case as described in such instruction and such instruction may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF VALUE.

     The Custodian shall cooperate with and supply necessary information from its records to the entity or entities appointed by the Company to perform investment accounting and recordkeeping functions for the assets in the Account and/or value the assets in the Account.

9.       RESPONSIBILITY OF CUSTODIAN.

The Custodian will hold the Company harmless from any loss of securities of the Company held by the Custodian under this Agreement occasioned in undertaking the performance of its obligations under this Agreement by (a) the negligence or dishonesty of the Custodian or the Custodian's officers or employees or (b) damage, destruction, burglary, robbery, holdup, theft or mysterious disappearance of any such securities when the Custodian has physical possession of such securities. In the event there is a loss of the securities for which the Custodian is obligated to hold the Company harmless as provided in the immediately preceding sentence, the Custodian shall promptly replace, at its option, either the security or the value thereof measured as of the date of such loss and the value of any loss of rights or privileges resulting from said loss of the security. If the Custodian replaces or reimburses for the loss of securities, and is later exonerated from liability, the Company shall reimburse the Custodian for the cost of such replacement or reimbursement.

The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement. It shall be kept indemnified by and shall be without liability to the Company for any action taken or omitted by it in good faith without negligence. The Company hereby agrees to indemnify and hold harmless the Custodian from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian arising out of any failure of the Company to comply with the laws of the United States or any state or other regulatory body thereof. The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Company) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be entitled to rely upon, and shall have no duty of inquiry with respect to, the accuracy of any representation or warranty given to it by the Company and shall be without liability for any action reasonably taken or omitted by it in reliance thereon. Regardless of whether assets held pursuant to this Agreement are maintained in the custody of a non-United States banking institution, a non-United States securities depository, or a branch or affiliate of a United States bank, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Company to maintain custody of any securities or cash or other property of the Account outside the United States of America, including, but not limited to, losses resulting from the nationalization or expropriation of assets, the imposition of currency controls or restrictions, acts of war or terrorism or civil unrest, riots, revolutions, work stoppages, natural disasters or other similar events or acts.

     The Custodian shall be without liability to the Company for any loss, liability, claim or expense resulting from or caused by (a) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities markets, power or other mechanical or technological failures or interruptions, or computer viruses or communications disruptions; (b) errors by the Company in its instructions to the Custodian provided such instructions have been given in accordance with this Agreement; (c) the insolvency of or acts or omissions by a Securities System;
(d) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance of payment made in connection with securities sold; (e) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Company, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (f) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (g) changes to any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

     The Custodian shall be liable for the acts or omissions of a non-United States banking institution employed as sub-custodian hereunder to the same extent as set forth with respect to sub-custodians generally in this Agreement.

     If the Company requires the Custodian to take any action with respect to investments, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned with respect to the Account being liable for the payment of money or incurring liability of some other form, the Company, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         The Custodian (including its affiliates, subsidiaries and agents) will not advance cash or investments to, for or on behalf of the Account. However, if the Custodian, or its affiliates, subsidiaries, sub-custodians or agents, does advance cash or investments for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) for the benefit of the Account, or in the event that the Custodian, its sub-custodians or their respective nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its sub-custodians' or their respective nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held pursuant to this Agreement shall be security therefor and should the Company fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of Account assets to the extent necessary to obtain reimbursement.

         The Company agrees to indemnify and hold the Custodian harmless from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian (a) acting in accordance with any Proper Instruction with respect to Free Trades or (b) for the acts or omissions of any Local Agent or Pledgee.

         In no event shall the Custodian be liable for indirect, special or consequential damages.

10.      TAX LAW.

         A.       Tax Law Of The United States Of America.  The Custodian
                  shall have no  responsibility  or liability
                  ---------------------------------------
                  for any obligations now or hereafter imposed on the Company with respect to the Account or the Custodian as custodian of Account assets by the tax law of the United States of America or any state or political subdivision thereof. The Custodian shall be kept indemnified by and shall be without liability to the Company for any such obligations including taxes, withholding and reporting requirements, claims for exemption or refund, additions for late payment, interest, penalties and other expense (including legal expenses) that may be assessed against the Company or the Custodian as custodian of the Account.

         B. Tax Law Of Other Jurisdictions. It shall be the responsibility of the Company to notify the
                  --------------------------------
                  Custodian of the obligations imposed on the Company with respect to the Account by the tax law of jurisdictions other than those mentioned in Section 10.A. The Custodian shall use reasonable efforts to assist the Company with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Company has provided such information. Nevertheless, the Custodian shall be kept indemnified by and shall be without liability to the Company for any such obligations of which it has not been notified in writing by the Company, or for which it has received directions to not withhold United States taxes, including taxes, withholding and reporting requirements, claims for exemptions or refund, additions for late payment, interest, penalties and other expenses (including legal expenses) that may be assessed against the Company or the Custodian as custodian of the Company.

11.      COMPUTERIZED REPORTING SERVICES.

         A. Protection Of Equipment, Confidential Or Proprietary Programs And Information. The Company agrees to use the equipment, computer programs and other information supplied by the Custodian under this Agreement solely for its own internal use and benefit and not for resale or other transfer or disposition to, or use by or for the benefit of, any other person or organization without the prior written approval of the Custodian.

                  The Company acknowledges that the data bases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other information furnished to the Company by the Custodian constitute copyrighted trade secrets or proprietary information of substantial value to the Custodian. Such data bases, programs and other information are collectively referred to below as "Proprietary Information." The Company agrees that it shall treat all Proprietary Information as proprietary to the Custodian and that it shall not divulge any Proprietary Information to any person or organization except as expressly permitted hereunder. Without limiting the foregoing, the Company agrees for itself and its employees and agents:

     1. to use such Proprietary Information (i) solely on the Custodian's computers, (ii) solely from equipment at Company locations agreed to between the Company and the Custodian and (iii) solely in accordance with the
                           Custodian's applicable user documentation;
                  2.       to use equipment  supplied by the Custodian solely
                           with programs  supplied by the Custodian
                           and no other programs or software;

                  3. to refrain from copying or duplicating in any way (other than in the normal course of performing processing on Custodian's computers) any part of any Proprietary Information;

                  4. to refrain from obtaining unauthorized access to any programs, data or other information not owned by the Company, and if such access is accidentally obtained, to respect and safeguard the same as Proprietary Information;

                  5. to refrain from causing or allowing information transmitted from the Custodian's computer to the Company's terminals to be retransmitted to another computer, terminal or other device;

                  6. that the Company shall have access to only those authorized transactions as agreed to between the Company and the Custodian; and

                  7. to honor reasonable written requests made by the Custodian to protect at the Custodian's expense the rights of the Custodian in Proprietary Information at common law, under the applicable law of the United States of America.

         B. Company Acknowledgment. The Company hereby acknowledges that the data and information it will be accessing from the Custodian is unaudited and may not be accurate due to inaccurate pricing of securities, delays of a day or more in updating the Account and other causes for which Custodian will not be liable to the Company.

12.      EFFECTIVE PERIOD, TERMINATION AND AMENDMENT.

     This Agreement shall become effective as of its execution. Unless sooner terminated by mutual consent of the Company and Great Southern (in which case the stipulation of termination shall specify whether the Company or Great Southern is to receive the assets), this Agreement shall remain in force until the Company shall have no liability under the UL Treaty and Annuity Treaty (either to Fremont Life Insurance Company or to Great Southern as assignee of Fremont Life pursuant to subparagraph 2 of Article XVIII of the UL Treaty and the Annuity Treaty). Upon termination of this Agreement, Custodian shall transfer to Great Southern all of the assets held by Custodian with respect to this Agreement. Upon termination of the Agreement, the Company shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

13.      SUCCESSOR CUSTODIAN.

     If a successor custodian for the Account shall be appointed by the Company, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all investments of the Account then held by it hereunder and shall transfer to an account of the successor custodian all of the investments of the Account held in a Securities System. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of an instruction of the Company, deliver at the office of the Custodian such investments, funds and other properties in accordance with such instruction.

     In the event that no written order designating a successor custodian or certified copy of an instruction of the Company shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a bank doing business in the United States (including any state) of its own selection and having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $10,000,000 all investments, funds and other properties held by the Custodian on behalf of the Account and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement and to transfer to an account of such successor custodian all of the investments of the Account held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

     In the event that investments, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Company to procure the certified copy of the instruction referred to or of the Company to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such investments, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

14.      REPRESENTATIONS.

     The Company  represents  and warrants that (a) it is duly  incorporated  or organized, is validly existing in good standing in its jurisdiction of incorporation or organization and is qualified to conduct its business in every jurisdiction where its business is conducted, (b) the execution, delivery and performance of this Agreement, all documents and instruments to be delivered hereunder or thereunder and all transactions contemplated hereunder or thereunder have been duly authorized by all necessary action, (c) the person executing this Agreement on its behalf has been duly authorized to act on its behalf, (d) this Agreement constitutes its legal, valid, binding and enforceable agreement, (e) it has obtained all authorizations of any governmental body required in connection with this and all transactions contemplated hereunder and such authorizations are in full force and effect and (f) the execution, delivery and performance of this Agreement and the transactions hereunder will not violate any agreement, law, ordinance, charter, by-law, rule or regulation applicable to it or by which it is bound or by which any of its assets are affected. Further, the Company hereby acknowledges and agrees that it shall notify the Custodian of any statute, regulation, rule, or other regulatory requirement or policy governing the Company's assets, and any change thereto, which may affect the Custodian's responsibilities under this Agreement.

15.      GENERAL.

         A. Compensation Of Custodian. The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Company and the Custodian.
         B. Massachusetts Law to Apply. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

         C. Records. The Custodian shall create and maintain such records relating to its activities and obligations under this Agreement in such manner as shall be agreed between the Custodian and the Company. All such records shall be the property of the Company and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Company.

         D. Reports on Systems of Custodian's Independent Accountant. The custodian shall annually provide the Company, at the sole cost and expense of the Company, reports by the Custodian's independent public accountants on the accounting system, internal accounting control and procedures for safeguarding investments relating to the services provided by the Custodian under this Agreement.

         E. Assignment. Except as otherwise set forth herein, this Agreement may not be assigned by either party without the written consent of the other.

         F. Prior Agreements. This Agreement supersedes and terminates, as of the date hereof, all prior contracts between the Company and the Custodian relating to the custody of Account assets.

         G. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute but one and the same Agreement.

          I. Notices. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by private delivery service or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

                  1.       To the Company:  Employers Reassurance Corporation
                                                     5200 Metcalf Avenue
                                                     Overland Park, Kansas 66202
                                                     Attention:  Tom Powers
                                                     Telephone:  (913) 676-5200
                                                     Telecopy:  (913) 676-6208

         2.       To the Custodian: State Street Bank
                                            801 Pennsylvania
                                                   Kansas City, MO  64105
                                                   Attention:  Insurance Custody
                                                   Telephone:  (816) 871-9232
                                                   Telecopy:    (816) 871-9210

                  3.       To Great Southern:        Great Southern Life
                                                     Insurance Company
                                                     c/o Americo
                                                     1055 Broadway
                                                     Kansas City, Missouri 64105
                                                     Attention:  Dennis Walsh
                                                     Telephone:  (816) 391-2120
                                                     Telecopy:  (816) 391-2083

                  Such notice, instruction or other instrument shall be deemed to have been served upon actual receipt.

         I. Shareholder Communications. Securities and Exchange Commission Rule 14b-2 requires banks which
                  ---------------------------
                  hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Company to indicate whether it authorizes the Custodian to provide the Company's name, address, and share position to requesting companies whose securities are held in the Account. If the Company tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Company tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Company as consenting to disclosure of this information for all securities owned by the Company or any funds or accounts established by the Company. For the Company's protection, the Rule prohibits the requesting company from using the Company's name and address for any purpose other than corporate communications. Please indicate below whether the Company consents or objects by checking one of the alternatives below.

                           Yes [ ] The Custodian is authorized to release the Company's name, address, and share positions.

                           No               [  x  ]   The   Custodian   is   not
                                            authorized  to release the Company's
                                            name, address, and share positions.

         J. Reproduction of Documents. This Agreement and all schedules, exhibits, addenda, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         K. Year 2000. Custodian will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, Custodian will make the changes to its products at no cost to Company and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

                  Similarly, Company will take reasonable steps to ensure that its electronic systems reflect the available state of the art technology and are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, Company will make the changes to its systems at no cost to Custodian and in a commercially reasonable time frame.

     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative as of the day and year first written above.

EMPLOYERS REASSURANCE CORPORATION


By:

J Name:
Its:                                  , Duly Authorized



STATE STREET BANK AND TRUST COMPANY


By:

K Name:
L        Its:                                    , Duly Authorized


GREAT SOUTHERN LIFE INSURANCE COMPANY


By:

M Name:
Its:                                  , Duly Authorized

                                                SCHEDULE A
                                    STATE STREET BANK AND TRUST COMPANY
                                          GLOBAL CUSTODY NETWORK

Country                    Subcustodian                                Depositories

7

Argentina                  Citibank, N.A.                              Caja de Valores S.A.


Australia                  Westpac Banking Corporation                 Austraclear Limited

                                                                       Reserve Bank Information and Transfer System


Austria                    Erste Bank der Oesterreichischen            Oesterreichischen Kontrollbank AG
                           Sparkassen AG                               (Wertpapiersammelbank Division)


Bahrain                    British Bank of the Middle East             None
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Bangladesh                 Standard Chartered Bank                     None


Belgium                    Generale de Banque                          Caisse Interprofessionnelle de Depot et
                                                                       de Virement de Titres S.A.

                                                                       Banque Nationale de Belgique


Bermuda                    The Bank of Bermuda Limited                 None


Bolivia                    Banco Boliviano Americano S.A.              None


Botswana                   Barclays Bank of Botswana Limited           None


Brazil                     Citibank, N.A.                              Companhia Brasileira de Liquidacao e Custodia


Bulgaria                   ING Bank N.V.                               Central Depository AD

                                                                       Bulgarian National Bank


Canada                     State Street Trust Company Canada           The Canadian Depository
                                                                       for Securities Limited


Chile                      Citibank, N.A.                              Deposito Central de Valores S.A.

People's Republic          The Hongkong and Shanghai                   Shanghai Securities Central Clearing and
of China                   Banking Corporation Limited,                Registration Corporation
                           Shanghai and Shenzhen branches
                                                                       Shenzhen Securities Clearing
                                                                       Co., Ltd.


Colombia                   Cititrust Colombia S.A.                     Deposito Centralizado de Valores
                           Sociedad Fiduciaria


Costa Rica                 Banco BCT S.A.                              Central de Valores S.A.


Croatia                    Privredna Banka Zagreb d.d.                 Ministry of Finance

                                                                       National Bank of Croatia


Cyprus                     Cypress Popular Bank Ltd.                   None



Czech Republic             Ceskoslovenska Obchodni                     Stredisko                               cennych
papiru(degree)
                           Banka, A.S.
                                                                       Czech National Bank


Denmark                    Den Danske Bank                             Vaerdipapircentralen (the Danish
                                                                       Securities Center)


Ecuador                    Citibank, N.A.                              None


Egypt                      Egyptian British Bank                       Misr Company for Clearing, Settlement,
                           (as delegate of The Hongkong and            and Central Depository
                           Shanghai Banking corporation Limited)

Estonia                    Hansabank                                   Eesti Vaartpaberite Keskdepositoorium


Finland                    Merita Bank Limited                         The Finnish Central Securities
                                                                       Depository


France                     Paribas, S.A.                               Societe Interprofessionnelle
                                                                       pour la Compensation des
                                                                       Valeurs Mobilieres (SICOVAM)


Germany                    Dresdner Bank AG                            Deutsche Borse Clearing AG


Ghana                      Barclays Bank of Ghana Limited              None


Greece                     National Bank of Greece S.A.                The Bank of Greece, System for
                                                                       Monitoring Transactions in
                                                                       Securities Book-Entry Form

                                                                       The Central Securities Depository
                                                                       (Apothetirion Titlon)


Hong Kong                  Standard Chartered Bank                     The Central Clearing and
                                                                       Settlement System

                                                                       Central Money Markets Unit


Hungary                    Citibank Rt.                                Kozponti Elszamolohaz es Ertektar
                                                                       (budapest) Rt. (KELLER)


Iceland                    Icebank Ltd.                                None


India                      Deutsche Bank AG;                           The National Securities Depository Limited
                           The Hongkong and Shanghai
                           Banking Corporation Limited                 Reserve Bank of India


Indonesia                  Standard Chartered Bank                     Bank Indonesia
                                                                       PT Kusodian Sentral Efek Indonesia

Ireland                    Bank of Ireland                             Central Bank of Ireland
                                                                       Securities Settlement Office


Israel                     Bank Hapoalim B.M.                          The Tel Aviv Stock Exchange
                                                                       Clearing House Ltd. (TASE Clearinghouse)

                                                                       Bank of Israel
                                                                       (As part of the TASE Clearinghouse system)

Italy                      Paribas, S.A.                               Monte Titoli S.p.A.

                                                                       Banca d'Italia


Ivory Coast                Societe Generale de Banques                 Depositaire Central Banque de Reglement
                           en Cote d'Ivoire
Jamaica                    Scotiabank Jamaica Trust and                The Jamaican Central Securities Depository
                           Merchant Bank, Ltd.


Japan                      The Fuji Bank, Limited                      Japan Securities Depository
                           Sumitomo Bank Ltd.                          Center (JASDEC)

                                                                       Bank of Japan Net System


Jordan                     British Bank of the Middle East             None
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Kenya                      Barclays Bank of Kenya Limited              Central Bank of Kenya


Republic of Korea          The Hongkong and Shanghai Banking           Korea Securities Depository Corporation
                           Corporation Limited


Latvia                     A/s Hansabank                               The Latvian Central Depository


Lebanon                    British  Bank of the Middle  East The  Custodian  and
                           Clearing  Center of (as  delegate of The Hongkong and
                           Financial  Instruments  for Lebanon and the  Shanghai
                           Banking  Corporation  Limited) Middle East (MIDCLEAR)
                           S.A.L.

                                                                       The Central Bank of Lebanon


Lithuania                  Vilniaus Bankas AB                          The Central Securities Depository of Lithuania


Malaysia                   Standard Chartered Bank                     The Malaysian Central Depository Sdn.
                           Malaysia Berhad                             Bhd.

                                                                       Bank Negara Malaysia,
                                                                       Scripless  Securities  Trading and Safekeepingm
                                                                       Systems


Mauritius                  The Hongkong and Shanghai                   The Central Depository & Settlement
                           Banking Corporation Limited                 Co. Ltd.


Mexico                     Citibank Mexico, S.A.                       S.D. INDEVAL
                                                                       (Instituto para el Deposito de Valores)


Morocco                    Banque Commerciale du Maroc                 Maroclear


The Netherlands            MeesPierson N.V.                            Nederlands Centraal Instituut voor
                                                                       Giraal Effectenverkeer B.V. (NECIGEF)

                                                                       De Nederlandsche Bank N.V.


New Zealand                ANZ Banking Group                           New Zealand Central Securities
                           (New Zealand) Limited                       Depository Limited


Norway                     Christiania Bank og                         Verdipapirsentralen (the Norwegian
                           Kreditkasse ASA                             Registry of Securities)


Oman                       British Bank of the Middle East             Muscat Securities Market
                                                                       Depository & Securities Registration Company
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Pakistan                   Deutsche Bank AG                            Central Depository Company of Pakistan
Limited; State Bank of Pakistan


Palestine                  British Bank of the Middle East             The Palestine Stock Exchange
                           (as delegate of theHongkong and
                           Shanghai banking Corporation Limited)

Peru                       Citibank, N.A.                              Caja de Valores y Liquidaciones S.A.
                                                                       CAVALI ICLV S.A.


Philippines                Standard Chartered Bank                     The Philippines Central Depository Inc.

                                                                       The Registry of Scripless  Securities (ROSS) of
                                                                       the Bureau of the Treasury


Poland                     Citibank (Poland) S.A.;                     The National Depository of Securities
                                                                       (Krajowy Depozyt Papierow Wartos(180)ciowych)

                                                                       Central Treasury Bills Registrar


Portugal                   Banco Comercial Portugues                   Central de Valores Mobiliarios (Central)


Romania                    ING Bank N.V.                               National Securities Clearing, Settlement and
                                                                       Depository Company

                                                                       Bucharest Stock Exchange Registry Division
                                                                       National Bank of Romania

Russia                     Credit Suisse First Boston AO, Moscow       None
                           (as delegate of Credit Suisse First Boston,
                           Zurich)



Singapore                  The Development Bank                        The Central Depository (Pte)
                           of Singapore Limited                        Limited

                                                                       Monetary Authority of Singapore


Slovak Republic            Ceskoslovenska Obchodna                     Stredisko Cennych Papierov
                           Banka, A.S.

                                                                       National Bank of Slovakia


Slovenia                   Bank Austria d.d.                           Klirinsko Depotna Druzba d.d.


South Africa               Standard Bank of South Africa Limited       The Central Depository Limited


Spain                      Banco Santander Central Hispano, S.A.       Servicio de Compensacion y
                                                                       Liquidacion de Valores, S.A.

                                                                       Banco de Espana,
                                                                       Central de Anotaciones en Cuenta


Sri Lanka                  The Hongkong and Shanghai                   Central Depository System
                           Banking Corporation Limited                 (Pvt) Limited


Swaziland                  Standard Bank Swaziland Limited             None


Sweden                     Skandinaviska Enskilda Banken               Vardepapperscentralen, VPC AB
                                                                       (the Swedish Central Securities Depository)


Switzerland                UBS AG                                      SIS - SegaIntersettle


Taiwan - R.O.C.            Central Trust of China                      The Taiwan Securities Central
                                                                       Depository Co., Ltd.


Thailand                   Standard Chartered Bank                     Thailand Securities Depository
                                                                       Company Limited


Trinidad & Tobago          Republic Bank Limited                       None


Tunisia                    Banque Internationale Arabe de Tunisie      Societe Tunisienne Interprofessionelle de
                                                                       Compensation et de Depot de Valeurs
                                                                       Mobilieres

Turkey                     Citibank, N.A.;                             Takas ve Saklama Bankasi A.S.
                                                                       (TAKASBANK)

                                                                       Central Bank of Turkey


Ukraine                    ING Bank, Ukraine                           The National Bank of Ukraine


United Kingdom             State Street Bank and Trust Company,        The Bank of England,
                           London Branch                               The Central Gilts Office;
                                                                       The Central Moneymarkets Office


Uruguay                    Citibank, N.A.                              None


Venezuela                  Citibank, N.A.                              Central Bank of Venezuela


Vietnam                    The Hongkong and Shanghai                   None
                           Banking Corporation Limited


Zambia                     Barclays Bank of Zambia Limited             LuSE Central Shares Depository Limited

                                                                       Bank of Zambia


Zimbabwe                   Barclays Bank of Zimbabwe Limited           None


Euroclear (The Euroclear System)/State Street London Limited


Cedel, S.A. (Cedel Bank, societe anonyme)/State Street London Limited


INTERSETTLE (for EASDAQ Securities